The Carsharing Marketplace for Ridesharing



HyreCar

NASDAQ: HYRE

Investor Presentation
September 2018

Safe Harbor

HyreCar

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements, including without limitation, those regarding activities, events, financial results or developments that we intend, plan, expect, believe, project, forecast or anticipate will or may occur in the future. Examples of forward-looking statements include, but are not limited to, statements we make regarding the potential size of the market for our products, impacts of future legislation and regulatory action, forecasts of future performance, financial condition and results of operations, plans to expand to other markets, development of new technologies, potential acquisitions and the possibility of up-listing or cross-listing our equity securities. These statements reflect our management's current views with respect to future events, are not guarantees of future performance, and involve risks and uncertainties that are difficult to predict. Further, forward-looking statements are based upon assumptions of future events that may not prove to be accurate. Such assumptions and assessments are made in light of our experience and perception of historical trends, current conditions and expected future results. These statements involve known and unknown risks, uncertainties, assumptions and other factors many of which are out of our control and difficult to forecast which may cause actual results to differ materially from those that may be described or implied herein. Such factors include but are not limited to: general economic conditions; competitive factors; political, economic, and regulatory changes affecting the real estate industry and various other factors, both referenced and not referenced above, and other factors that are described in our filings with the Securities and Exchange Commission (the "Commission"), including our periodic reports on Forms 10-K and 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from those set forth in this presentation. You should not place undue reliance on any forward-looking statements and are advised to carefully review and consider the various disclosures in our filings with the Commission. Except as required by law, we neither intend nor assume any obligation to revise or update these forward-looking statements, which speak only as of their dates. We nonetheless reserve the right to make such updates from time to time by press release, periodic report or other method of public disclosure without the need for specific reference to this financial outlook. No such update shall be deemed to indicate that other statements not addressed by such update remain correct or create an obligation to provide any other updates.

Company Overview

HyreCar

- **HyreCar is a carsharing marketplace for ridesharing** that allows car owners to rent their idle assets to rideshare drivers safely, securely and reliably
  - HYRE estimates that up to 40% of drivers who apply to a ridesharing service don't own a qualifying vehicle
  - Unique ability to insure drivers inexpensively and only during the hours needed
- **Rapidly gaining traction across 34 states + D.C.**
  - 175,000 driver profiles (191% YoY growth)[4]
  - +1,000 average daily active rental vehicles (181% YoY growth)[4]
  - $5.2M in gross billings (185% YoY growth)[4,6]
- **#1 Independent activator of LYFT drivers in the U.S.**
- **Successful IPO completed in June 2018** ($12.6M in gross proceeds)
- **Strong macroeconomic tailwinds** driving significant growth across the ridesharing industry and gig-economy
- **Experienced leadership with high insider ownership (33%)**

HyreCar Inc. (NASDAQ: HYRE)	
Stock Price[1]	$3.49
Market Cap[1]	$40.9M
Shares Outstanding[2]	11.7M
Revenues (TTM)[3]	$6.0M
Gross Profit Margin[4]	47.4%
FY 2018 Revenue Guidance[5]	**+$10.0M**
Insider Holdings[4]	33%
Headquarters	Los Angeles
Founded	2014
FT Employees	31

1) At August 22, 2018.
2) At August 3, 2018.
3) TTM = Trailing twelve months ended June 30, 2018.
4) For the second quarter ended June 30, 2018.
5) Reaffirmed on August 13, 2018. Revenues are expected to be at least $10.0 million, an increase of at least 213% when compared to revenues of $3.2 million for the full year ended December 31, 2017.
6) Gross billings is a non-GAAP term and an important measure by which HyreCar evaluates and manages its business. Please see appendix for a reconciliation of GAAP reported revenues to Gross Billings.

The HyreCar Marketplace Platform

HyreCar



Drivers
HyreCar
Unique Marketplace Mechanism
Connects Drivers with Vehicle Owners
Owners / Vehicles
UBER
lyft
HopSkipDrive
via
JUNO
POSTMATES
eaze
amazon FLEX
instacart
DOORDASH
UBER EATS
GRUBHUB
TaskRabbit
TURO
Getaround
TNCs
Package Delivery
Food Delivery
Tasks
Leisure Rentals

Vision: Mobility as a Service

HyreCar



Past



Yesterday



Today


HyreCar

Future

Offline Vehicles	Service Integration	Vehicle as a Service	Mobility-as-a-Service (MaaS)
Private Vehicles No online support	Enhanced vehicle interfaces Integration of local services	Ridesharing Carsharing	Intermodal mobility w/ different offerings and mobility schemes Customized mobility on demand based on individuals

The Disrupted Establishment Needs Solutions

Disrupted Industries

Insurance: James River Insurance, AIG, Farmers Insurance, Assurant

OEMs: Maven, GM, Ford, chariot

National Auto: NIADA, AutoNation, NADA, Penske

Rentals: Hertz, Alamo, AVIS, enterprise, National


HyreCar

Gig Economy Players

UBER

lyft

TURO

instacart



Opportunity

The Rapidly Growing Rideshare Opportunity

HyreCar

Uber and Lyft are on-boarding +50,000 drivers a month

WSJ

"...30% of Lyft new driver applicants requested a vehicle in Chicago...the Boston (vehicle) program was fully subscribed in less than four days."

Bloomberg Technology

"...(Uber) knows demand is there...it's just a matter of having enough supply."

lyft

"...We see a major need in these cities...160,000 people in Baltimore, D.C., Chicago and Boston **applied but did not have qualifying vehicles...**"



An estimated 40% of Uber and Lyft drivers need car rentals

Forecasted Rideshare Industry Growth[1]



$1,200
$1,000
$800
$600
$400
$200
$0
($ Billions)
$25B
$250B
$600B
$1.0T
2015
2019
2024
2030

1) Morgan Stanley Research, UBS Q Labs

Significant Addressable Market

HyreCar

$84 B

US Rideshare Rental Market Estimates

Estimated Uber & Lyft Drivers by Category[1]



HyreCar's estimated market penetration
Estimated Uber & Lyft Drivers
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
0.1%
0.7%
2.4%
3.8%
6.8%
10.2%
13.1%
2017
2018E
2019E
2020
2021E
2022E
2023E
Hyrecar Vehicles
Rental Vehicles
Owned Vehicles

THE RIDESHARE GUY — A Blog and Podcast for Rideshare Drivers

"...Uber has an estimated 1 million drivers (in the US as of Nov 2017)..."

Goldman Sachs

"Goldman Sachs research expects 40% year over year revenue growth in ridesharing through 2030"

1) Estimated Uber & Lyft drivers are estimates by The RideShare Guy. Estimates assume a 25% annual growth rate in drivers for Uber & Lyft. Market penetration figures are estimated by HyreCar management and based off success generated from Uber's leasing exchange program.



The HyreCar Platform

HyreCar Competitive Advantages

HyreCar

Proprietary Insurance	Scalable Platform	Strategic Partnerships	Limited Competition
Monopoly on the insurance product MGA is the #1 insurer of taxi and limos in the US	Platform enables rapid scaling into new markets No physical presence needed on the ground	#1 Independent activator of LYFT drivers in the US www.lyft.com/hyrecar	Competitor overhead costs limit geo expansion Competitor models are too slow to adapt

HyreCar Revenue Model

HyreCar

Revenue Example		
Weekly Rental	$200	Rental rates vary across geo locations, driving holidays, and supply & demand dynamics
Direct Insurance	$91	Drivers pay $13/day for direct insurance as part of the upfront rental cost
10% HyreCar Fee	$20	
Gross Billings[1]	$311	HyreCar's primary indicator of growth
Car Owner Payout	$170	HyreCar collects 15% fee from owner
HyreCar Net Revenue	**$141**	GAAP revenue = 10% fee from drivers + 15% rental fee from owners + direct insurance

Net Revenue Margin[2] ***40%-50%***

Gross Profit Margin ***45%-50%***

Margin Expansion:

- Alternative revenue sources
- Reduction in direct insurance costs
- Increased owner fees

1) Gross billings is a non-GAAP term and an important measure by which HyreCar evaluates and manages its business. The Company defines gross billings as the amount billed to drivers and other customers, without any adjustments for amounts paid to owners or refunds. Gross billings include transactions from both revenues recorded on a net and a gross basis. Please see appendix for a reconciliation of GAAP reported revenues to Gross Billings.

2) Net revenue margin refers to profit margins on gross billings.

Why Do Drivers Choose HyreCar?

HyreCar

- **Approximately 40% of Uber and Lyft driver applicants don't have qualifying vehicles**
- **Pay-As-You-Go model** doesn't lock drivers into a long-term arrangement
- **Unique insurance product** fills gaps left by personal and ridesharing policies
- Drivers can get behind the wheel within 48 hours of initial registration
- No hidden fees provides transparency and a predictable vehicle cost

Gross Driver Earnings per Hours Worked



$3,750
$3,000
$2,250
$1,500
$750
$0
$278
$578
$772
$1,062
$1,376
$1,791
$2,100
$2,971
<5
6-10
11-15
16-20
21-25
26-30
31-40
41+
Gross Driver Earnings per Hours Worked



"HyreCar is the most convenient way to get a car for Uber... by far. I've tried the other options and all are crazy expensive or take forever to get a car. I wanted a car now and HyreCar got me one."

John Gutierrez. Los Angeles, CA



"I make $1,000 per week and they just opened Hartsfield-Jackson for Uber pick-up...ride demand has never been better!"

Jennine Jackson, Atlanta, GA

HyreCar's Traction

HyreCar

Active in 34 States and D.C.


Seattle
San Francisco
Los Angeles
Denver
Dallas
Chicago
Atlanta
Tri-State
D.C./Maryland
Miami
Most Active Cities

Avg. Daily Active Rentals & Gross Billings Steadily Increasing[1]


$6M
$5M
$4M
$3M
$2M
$1M
(Revenue $ Millions)
300
414
512
782
900
1068
$1.5M
$1.9M
$2.4M
$3.8M
$4.5M
$5.2M
1,000
800
600
400
200
0
(Avg. Daily Active Rentals)
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Avg. Daily Active Rentals
Gross Billings

Fleet Owners Provide Scalable Vehicle Supply

HyreCar

Vehicle Owner Type	Benefits
Individual Vehicle Owner	Supplemental Income Passive Income Tax Deduction
Mini Fleet	Small Independents Used Car Dealers Business Transition
Fleet Owners	Increased Utilization Increased Sales


>Scale

Car Supply & Availability



Growth Drivers

HyreCar

- **Existing Fleet of Vehicles** – Driver leads on the platform are outpacing vehicles by 10-1. By simply servicing the leads our platform is currently generating, we believe we can grow revenues by 9x[1].

- **Mergers & Acquisitions** – Using the public company vehicle to roll-up companies in the carsharing & ridesharing space. There are multiple bolt-on businesses in this space that would not only compliment our platform, but add immediate accretive value to the business.

- **Increased Marketing** – Direct marketing leads to awareness of our innovate carsharing marketplace. For every $1 spent in marketing, we are seeing a 4x return in net revenue.

- **Additional Fleet Partnerships** – Significant opportunities exist to form partnerships with owners of vehicle fleets (i.e. dealerships and individuals).


HyreCar

1) Projections based off of Q2 2018 financial results



Financial Overview

Select Financials

HyreCar

- **Q2 2018 revenue growth of 260% (YoY)**
- **Strong balance sheet with $11.9M from recent IPO** (June 2018)
- **Scale will provide increased efficiencies** with insurance premiums & insurance expenses, background checks, claims processing, and tech development

	Q2 2018	Q2 2017	% Change
Revenue ($M)	$2.3M	$0.6M	+260%
Gross Profit ($M)	$1.1M	$0.1M	+1,391%
Gross Profit Margin (%)	47.4%	11.4%	+316%
Gross Billings ($M)	$5.2M	$1.8M	+185%

	Jun. 30, 2018	Dec. 31, 2017
Cash & Cash Equivalents	$11.9M	$0.2M
Debt	$0.3M	$0.3M



Revenue
($ Millions)
$0.5
$3.2
$6.1
FY16
FY 17
TTM[1]

1) Trailing twelve months ended June 30, 2018

HYRE
NASDAQ

Management Team and Board of Directors

HyreCar

Management Team



Joe Furnari
CEO & CFO
Morgan Stanley



Abhi Arora
CTO
charles SCHWAB



Kit Tran
CMO
Expedia



Mike Furnari
CBDO
HYATT



John Possumato
President - Commercial Division
DriveItAway
Dealer Based Shared Mobility

Board of Directors



Joe Furnari
CEO & CFO
Morgan Stanley



Abhi Arora
CTO
charles SCHWAB



Grace Wang
MD, CFO
JPMorgan Chase & Co.



Brooke Skinner
CMO
cars.com



Andy Bansal
Chairman of the Board
amazon

Key Takeaways

HyreCar

- **Turnkey carsharing marketplace addresses the vehicle supply bottleneck currently facing the ridesharing space**
  - Allows vehicle owners to rent idle fixed assets to rideshare drivers, providing opportunities for dealerships, OEMS and fleet operators
  - Unique insurance product insures drivers only for the hours needed
- **Strong early adoption** proves out concept across 34 states + D.C.
  - 175,000 driver profiles (191% YoY growth)[2]
  - +1,000 average daily active rental vehicles (181% YoY growth)[2]
  - $5.2M in gross billings (185% YoY growth)[2]
- **#1 Independent activator of LYFT drivers in the U.S.**
- **Highly scalable business** model allows for significant operating leverage with a marginal increase in operating expenses
- **$12.6M in gross proceeds from June IPO** provides notable runway for execution
- **Strong macroeconomic tailwinds** driving significant growth across the ridesharing industry and gig-economy
- **Experienced leadership with high insider ownership (33%)**


HyreCar
Revenue
($ Millions)
$0.5
$3.2
$6.1
FY16
FY 17
TTM¹

1) Trailing twelve months ended June 30, 2018
2) For the second quarter ended June 30, 2018.

Contact Us

Investor Relations Contact:
Ted Haberfield
President – MZ North America
HYRE@mzgroup.us
www.mzgroup.us

HyreCar Inc.
355 South Grand Avenue,
Suite 1650
Los Angeles, CA 90071
Main: 888-688-6769
www.hyrecar.com



Appendix

Balance Sheet

HyreCar

	(Unaudited) June 30, 2018	December 31, 2017
Assets		
Current assets:		
Cash	$ 11,867,519	$ 213,944
Accounts receivable	60,800	41,000
Deferred offering costs	-	135,608
Deferred expenses	11,585	35,153
Other current assets	82,560	118,020
Total current assets	12,022,464	543,725
Property and equipment, net	3,802	-
Other assets	90,000	90,000
Total assets	$ 12,116,266	$ 633,725
Liabilities and Stockholders' Deficit		
Current liabilities:		
Accounts payable	$ 1,780,724	$ 1,355,064
Accrued liabilities	428,502	119,226
Deferred revenue	24,960	47,718
Related party advances	9,629	9,629
Note payable, net of discount	-	46,368
Notes payable - related party, net of discount	300,000	278,607
Convertible debt, net of discount	-	-
Settlement payable	-	24,444
Total current liabilities	2,543,815	1,881,056
Total liabilities	2,543,815	1,881,056
Commitments and contingencies	-	-
Stockholders' deficit:		
Preferred stock, 15,000,000 shares authorized, par value $0.00001, 0 and 2,429,638 issued and outstanding as of June 30, 2018 and December 31, 2017, respectively	-	1,591,886
Common stock, 50,000,000 shares authorized, par value $0.00001, 11,643,755 and 5,252,953 issued and outstanding as of June 30, 2018 and December 31, 2017, respectively	117	52
Additional paid-in capital	21,641,896	2,553,672
Subscription receivable - related party	(7,392)	(140,087)
Accumulated deficit	(12,062,170)	(5,252,854)
Total stockholders' deficit	9,572,451	(1,247,331)
Total liabilities and stockholders' deficit	$ 12,116,266	$ 633,725

Income Statement

HyreCar

	(Unaudited) Three Months ended June 30, 2018	(Unaudited) Three Months ended June 30, 2017	(Unaudited) Six Months ended June 30, 2018	(Unaudited) Six Months ended June 30, 2017
Revenues	$ 2,273,499	$ 631,244	$ 3,987,682	$ 1,136,569
Cost of revenues	1,196,547	559,026	2,487,419	1,027,478
Gross profit	1,076,952	72,218	1,500,263	109,091
Operating Expenses:				
General and administrative	3,156,479	362,218	4,045,733	678,102
Sales and marketing	793,196	351,259	1,676,223	670,936
Research and development	296,958	115,599	522,045	197,067
Total operating expenses	4,246,633	829,076	6,244,001	1,546,105
Operating loss	(3,169,681)	(756,858)	(4,743,738)	(1,437,014)
Other (income) expense :				
Interest expense	1,874,685	14,299	2,036,458	154,364
Other (income) expense	(2,081)	(2,281)	29,120	728
Total other (income) expense	1,872,604	12,018	2,065,578	155,092
Loss before provision for income taxes	(5,042,285)	(768,876)	(6,809,316)	(1,592,106)
Provision for income taxes	-	-	-	-
Net loss	$ (5,042,285)	$ (768,876)	$ (6,809,316)	(1,592,106)
Weighted average shares outstanding - basic and diluted	5,456,685	3,978,606	5,355,337	4,015,007
Weighted average net loss per share - basic and diluted	$ (0.92)	$ (0.19)	$ (1.27)	$ (0.40)

Adjusted EBITDA Reconciliation

HyreCar

	Three Months ended June 30, 2018	Three Months ended June 30, 2017	Six Months ended June 30, 2018	Six Months ended June 30, 2017
Net Loss (U.S. GAAP reported net loss)	$ -5,042,285	$ -756,858	$ -6,809,316	$ -1,592,106
Add: Other (income) expense	1,872,604	12,018	2,036,458	155,092
Add: Stock-based employee compensation (non-cash)	1,855,346	195,808	2,065,721	195,808
Adjusted EBITDA (non-U.S. GAAP measure not recorded in financial statements)	$ -1,314,335	$ -561,050	$ -2,707,137	$ -1,241,206

Gross Billings Reconciliation

HyreCar

	Three Months ended June 30, 2018	Three Months ended June 30, 2017	Six Months ended June 30, 2018	Six Months ended June 30, 2017
Revenues (U.S. GAAP reported revenues)	$ 2,273,499	$ 631,244	$ 3,987,682	$ 1,136,569
Add: Refunds, rebates and deferred revenue	146,811	167,519	530,998	303,685
Add: Owner payments (not recorded in financial statements)	2,773,457	1,020,835	5,121,217	1,770,735
Gross billings (non-U.S. GAAP measure not recorded in financial statements)	$ 5,193,767	$ 1,819,598	$ 9,639,897	$ 3,210,989